UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 31, 2008

Gran Tierra Energy Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-52594	98-0479924
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300, 611 – 10th Avenue S.W.
Calgary, Alberta, Canada T2R 0B2
(Address of Principal Executive Offices, Including Zip Code)

(403) 265-3221
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

In connection with an internal corporate restructuring of Gran Tierra Energy Inc. (the “Company”), on January 1, 2009, the Company contributed (a) all of its equity interests in Argosy Energy, LLC, a wholly-owned subsidiary of the Company (“AELLC”), and (b) all of the partnership interests of Gran Tierra Energy Colombia, Ltd. (the “Partnership”) owned by the Company as a limited partner of the Partnership, to GTE Colombia Holdings LLC, a wholly-owned subsidiary of the Company (“GTE LLC”).   Prior to such contributions, the Company owned in excess of 99% of the partnership interests in the Partnership as a limited partner.  AELLC owns the remaining partnership interests in the Partnership as the general partner thereof.  In connection with such restructuring and contributions, the Company and its subsidiaries entered into the following agreements (collectively hereinafter referred to as the “Restructuring Agreements”):

•	Amendment No. 3 to Colombian Participation Agreement, dated as of December 31, 2008, by and among the Partnership, the Company and Crosby Capital, LLC (“Amendment No. 3”);

•
Amendment No. 1 and Waiver to Credit Agreement, dated as of January 1, 2009, by and among the Partnership, the Company, AELLC and Standard Bank Plc as majority Bank and administrative agent (“Amendment No. 1”);

•	Release of Partnership Pledge Agreement, dated as of January 1, 2009, by and among the Company, AELLC and Standard Bank Plc as administrative agent;

•	Release of GP Pledge Agreement, dated as of January 1, 2009, by and between the Company and Standard Bank Plc as administrative agent;

•	Partnership Pledge Agreement, dated as of January 1, 2009, by and among GTE LLC, AELLC and Standard Bank Plc as administrative agent; and

•	GP Pledge Agreement, dated as of January 1, 2009, by and between GTE LLC and Standard Bank Plc as administrative agent.

Pursuant to the terms of Amendment No. 3, the parties thereto agreed to amend that certain Colombian Participation Agreement, dated as of June 22, 2006, by and among the Partnership, the Company and Crosby Capital, LLC (as previously amended on November 1, 2006 and July 3, 2008, the “Participation Agreement”) to (a) provide that the Company and its affiliates may dispose of their ownership interests in the Partnership under the circumstances described in Amendment No. 3, (b) require the Company to provide Crosby with certain additional financial information pursuant to the conditions described in Amendment No. 3, and (c) extend the timeframe during which the Company has an obligation to provide a letter of credit to Crosby Capital, LLC under the Participation Agreement.  Pursuant to the terms of Amendment No. 3, Crosby Capital, LLC also consented to the Company’s internal corporate restructuring.

Pursuant to the terms of Amendment No. 1, Standard Bank Plc, in its capacity as majority bank and administrative agent under that certain Credit Agreement, dated as of February 22, 2007, by and among the Partnership, AELLC, the Company and Standard Bank Plc (the “Credit Agreement”), consented to certain aspects of the Company’s internal corporate restructuring.  Also pursuant to the terms of Amendment No 1, Standard Bank Plc, in its capacity as majority bank under the Credit Agreement, (i) waived any default or event of default that arose or may arise as a result of the Company’s failure to meet certain of its obligations under the Credit Agreement and documents related thereto as a result of certain aspects of the Company’s internal corporate restructuring and (ii) waived certain requirements under the Credit Agreement regarding obligations of the Company’s subsidiaries to become guarantors and obligors thereunder and to pledge their interests in GTE LLC.  Further, pursuant to Amendment No. 1, the parties thereto agreed to amend the terms of the Credit Agreement to limit the business activities that certain of the Company’s subsidiaries and any entity that directly owns any equity interest in AELLC or the Partnership may perform.

In connection with execution of Amendment No. 1, the Company, certain of its subsidiaries and Standard Bank Plc as administrative agent under the Credit Agreement also entered into (i) the Release of Partnership Pledge Agreement and Release of GP Pledge Agreement to release certain collateral as was necessary to allow the Company to complete certain aspects of its internal corporate restructuring, and (ii) a replacement Partnership Pledge Agreement and GP Pledge Agreement to restore such collateral upon competition of those aspects of the restructuring.

The foregoing description of the Restructuring Agreements does not purport to be complete and is qualified in its entirety by reference to the Restructuring Agreements, which are filed as exhibits hereto and incorporated into this report by reference.

Item 9.01        Financial Statements and Exhibits.

(d)           Exhibits

10.1	Amendment No. 3 to Participation Agreement, dated as of December 31, 2008, by and among Gran Tierra Energy Colombia, Ltd., Gran Tierra Energy Inc. and Crosby Capital, LLC.
10.2	Amendment No. 1 and Waiver to Credit Agreement, dated as of January 1, 2009, by and among Gran Tierra Energy Colombia, Ltd., Gran Tierra Energy Inc., Argosy Energy, LLC and Standard Bank Plc.
10.3	Release of Partnership Pledge Agreement, dated as of January 1, 2009, by and among Gran Tierra Energy Inc., Argosy Energy, LLC and Standard Bank Plc.
10.4	Release of GP Pledge Agreement, dated as of January 1, 2009, by and between Gran Tierra Energy Inc. and Standard Bank Plc.
10.5	Partnership Pledge Agreement, dated as of January 1, 2009, by and among GTE Colombia Holdings LLC, Argosy Energy, LLC and Standard Bank Plc.
10.6	GP Pledge Agreement, dated as of January 1, 2009, by and between GTE Colombia Holdings LLC and Standard Bank Plc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2009	GRAN TIERRA ENERGY INC.

	By:	/s/ Martin H. Eden
Martin H. Eden
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 3 to Participation Agreement, dated as of December 31, 2008, by and among Gran Tierra Energy Colombia, Ltd., Gran Tierra Energy Inc. and Crosby Capital, LLC.
10.2	Amendment No. 1 and Waiver to Credit Agreement, dated as of January 1, 2009, by and among Gran Tierra Energy Colombia, Ltd., Gran Tierra Energy Inc., Argosy Energy, LLC and Standard Bank Plc.
10.3	Release of Partnership Pledge Agreement, dated as of January 1, 2009, by and among Gran Tierra Energy Inc., Argosy Energy, LLC and Standard Bank Plc.
10.4	Release of GP Pledge Agreement, dated as of January 1, 2009, by and between Gran Tierra Energy Inc. and Standard Bank Plc.
10.5	Partnership Pledge Agreement, dated as of January 1, 2009, by and among GTE Colombia Holdings LLC, Argosy Energy, LLC and Standard Bank Plc.
10.6	GP Pledge Agreement, dated as of January 1, 2009, by and between GTE Colombia Holdings LLC and Standard Bank Plc.